UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03894

T. Rowe Price Short-Term Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Report to Shareholders

Ultra Short-Term Bond Fund	May 31, 2017

The views and opinions in this report were current as of May 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

While U.S. Treasury yields fell to near record lows in July, they rose through the end of the reporting period amid expectations of accelerating inflation and economic growth stemming from Donald Trump’s campaign proposals to cut taxes and increase infrastructure spending. Thanks to our positioning in corporate bonds and asset-backed securities, your fund significantly outperformed the benchmark. We expect the Fed will continue with its plan to tighten monetary policy, and we are positioned for the likelihood of rising short-term yields. Overall, we remain generally positive and overweight in corporate debt and underweight in Treasuries as the business cycle persists.

PERFORMANCE

The Ultra Short-Term Bond Fund returned 1.77% during the 12-month period ended May 31, 2017, compared with 0.78% for the Bloomberg Barclays Short-Term Government/Corporate Index and 1.24% for the Lipper Ultra-Short Obligations Funds Average. The fund’s net asset value rose to $5.02, and dividends contributed $0.07 per share in the 12-month period. The objective of the fund is to provide incremental income above that of a money market fund by overweighting securities with a yield advantage over Treasuries, or spread sectors, and allocating to out-of-benchmark securities in an effort to build incremental yield into the portfolio.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

ECONOMY AND INTEREST RATES

The U.S. economy continued to grow in the early months of 2017, albeit at a slower pace than 2016. The underlying trend of moderate growth, however, remains in place, driven by a strong labor market. Citing an improving labor market and rising inflation, the Federal Reserve raised interest rates by 25 basis points in December 2016 and in March 2017. After the pair of hikes, the range for the federal funds target rate was 0.75% to 1.00%. (The Fed subsequently raised rates in June, shortly after the end of the reporting period.) Moreover, the Fed is expected to continue on its gradual tightening path later in 2017, with most observers expecting one additional increase before the end of the year.

Short-term Treasury yields rose over the 12-month reporting period as the market anticipated the Fed’s moves. While U.S. Treasury yields fell to near record lows in July 2016, shortly after the UK voted to leave the European Union, they climbed higher through the end of the reporting period amid expectations of accelerating inflation and economic growth stemming from Donald Trump’s campaign proposals to cut taxes and increase infrastructure spending. The yield on the two-year Treasury note began the fiscal year at 0.87% and finished at 1.28%. (Bond prices and yields move in opposite directions.)

While such rate increases have varying impacts on other parts of the yield curve, these Fed moves most directly affect the fund’s natural investment horizon, namely the one- to three-year part of the yield curve. At the current low interest rate levels, price moves relating to interest rate shifts can materially impact the total returns of the fund.

To address this risk, we have aggressively added floating rate securities to the portfolio, and they now compose about 40% of our holdings. These securities are called “floating rate” because the rates of interest they pay typically reset each quarter—usually to a certain percentage above the London Interbank Offered Rate (LIBOR), the interest rate at which banks loan money to each other in the London wholesale market. The yield on floating rate bonds can rise with interest rates, providing investors with more income when rates rise. Our holdings are generally situated near the top of the corporate capital structure and generate solid income in the low-yield environment. That risk/reward trade-off stacks up well compared with other fixed income asset classes. Cash flow and demand for short-term debt has been strong, which should help support pricing.

In the reporting period, most interest rates moved higher—though rate increases seemed restrained relative to expectations around Fed policy. For example, strong global demand for relatively higher-yielding U.S. Treasury debt seems to have capped rates. Over the last six months of the period, one-year Treasury bill yields moved higher by 37 basis points (0.37%), ending at 1.15%, while two-year Treasury yields ended at 1.28%, advancing 14 basis points. Over the same period, the three-month LIBOR advanced 27 basis points, to yield 1.21%.

Meanwhile credit spreads, the difference between the yield of a corporate bond and a Treasury security with a comparable maturity, remained tight amid strong demand for shorter-duration investment-grade debt. Spreads for most investment-grade debt, with maturities around three years, narrowed some 20 basis points to 40 basis points over the last six months of the period. In particular, spreads on banks and select energy names contracted over the period, contributing significantly to the performance of the portfolio. Spreads compressed to a lesser degree within most securitized sectors—holdings of asset-backed and mortgage-backed securities—but still made positive contributions to portfolio performance. To further diversify the portfolio and provide incremental income, we recently added a limited number of AAA rated collateralized loan obligations, which are securities backed by pools of debt.

Our yield curve positioning detracted from results relative to the benchmark. With rates rising rapidly following the election, longer-duration positions were negatively affected. The portfolio ended the period with a duration of 0.50 years, neutral to the benchmark’s duration. We believe that shorter-maturity profile will prove prudent in a rising-rate environment. While we are primarily a cash bond manager, we occasionally employ the limited use of derivatives in our strategy for hedging purposes. Derivatives may include futures, options, and interest-only mortgages, as well as credit-default and interest rate swaps.

OUTLOOK

The next few months will hopefully add some clarity to the economic outlook. We are mindful that this current economic expansion could be slowing and that global political risks—any of which could lead to a risk-off event—persist. The prospect of fiscal stimulus out of Washington now seems unlikely in 2017. However, the expectation of increased spending could resurface as a market theme late in the year—or more likely in 2018. Globally, easy monetary policies continue to support strong demand for income, but these programs will eventually need to wind down. We believe, as do most market watchers, that one more rate increase is likely this year. If the Fed does raise rates as expected, we believe short-term rates will move to the 1.25% and 1.50% range. We also anticipate that the Fed’s discussions around shrinking its balance sheet will induce uncertain outcomes in the rates market.

We intend to maintain a relatively short-duration posture given the prospect of rising rates. Still, we remain generally positive on credit as the business cycle persists and continue to run larger exposures to sectors such as banks, which will benefit from rising rates. As always, we believe that the Ultra Short-Term Bond Fund provides a well-diversified, “defensive by design” bond fund that offers a good level of safety in rocky markets and an attractive alternative to cash.

Thank you for your confidence in us and investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
President and chairman of the fund’s Investment Advisory Committee

June 22, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN FLOATING RATE LOAN FUNDS

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

GLOSSARY

Bloomberg Barclays Short-Term Government/Corporate Index: An unmanaged index that tracks short-term debt instruments.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 54.0%		
Aerospace & Defense 0.2%		
Harris, 1.999%, 4/27/18	695	697
		697
Airlines 0.2%		
Delta Air Lines, 2.875%, 3/13/20	730	739
		739
Automotive 3.7%		
BMW U.S. Capital, VR, 1.79%, 4/6/22 (1)	1,000	1,004
Daimler Finance North America, VR, 1.701%, 5/5/20 (1)	1,000	1,002
Daimler Finance North America, VR, 1.78%, 1/6/20 (1)	1,000	1,005
Daimler Finance North America, VR, 1.792%, 10/30/19 (1)	1,000	1,003
Ford Motor Credit, VR, 2.155%, 1/9/20	2,000	2,016
Hyundai Capital Services, VR, 2.50%, 3/18/19 (1)	2,000	2,005
Nissan Motor Acceptance, VR, 1.64%, 9/13/19 (1)	1,000	1,000
Nissan Motor Acceptance, VR, 1.735%, 1/13/20 (1)	1,000	1,003
Toyota Motor Credit, VR, 1.418%, 4/17/20	1,000	1,000
Toyota Motor Credit, VR, 1.598%, 10/18/19	1,000	1,006
Toyota Motor Credit, VR, 1.848%, 1/11/22	1,000	1,011
		13,055
Banking 25.9%		
ABN Amro Bank, 2.10%, 1/18/19 (1)	750	752
ABN Amro Bank, VR, 1.798%, 1/18/19 (1)	1,000	1,004
ANZ National International, VR, 2.182%, 7/28/21 (1)	500	505
Australia & New Zealand Banking, VR, 1.678%, 8/19/20 (1)	1,000	1,001
Australia & New Zealand Banking, VR, 1.816%, 9/23/19 (1)	1,000	1,008
Australia & New Zealand Banking, VR, 2.045%, 6/1/21 (1)	500	507
Banco Santander, VR, 2.718%, 4/11/22	2,000	2,047
Bank of America, 6.00%, 9/1/17	2,000	2,022

Bank of Montreal, VR, 1.72%, 12/12/19	1,000	1,006
Bank of Montreal, VR, 1.99%, 8/27/21	1,000	1,014
Bank of New York Mellon, VR, 2.049%, 8/17/20	1,770	1,799
Bank of Nova Scotia, VR, 1.742%, 3/7/22	2,000	2,004
Barclays, 2.00%, 3/16/18	1,000	1,001
BB&T, VR, 1.608%, 1/15/20	1,000	1,001
BB&T, VR, 1.802%, 4/1/22	1,000	1,004
BB&T, VR, 1.873%, 1/15/20	2,000	2,012
BPCE, VR, 2.392%, 5/22/22 (1)	960	963
Capital One Financial, VR, 1.941%, 5/12/20	1,000	1,000
Capital One Financial, VR, 2.056%, 3/9/22	2,000	1,997
Capital One National Association, VR, 1.885%, 9/13/19	1,000	1,005
Citigroup, VR, 1.945%, 1/10/20	1,000	1,006
Citigroup, VR, 2.032%, 6/7/19	1,000	1,008
Citigroup, VR, 2.176%, 12/8/21	1,000	1,007
Citigroup, VR, 2.36%, 8/2/21	1,000	1,016
Citizens Bank, 2.30%, 12/3/18	2,000	2,008
Citizens Bank, VR, 1.604%, 3/2/20	1,000	1,002
Citizens Bank, VR, 2.008%, 5/26/22	1,000	1,000
Commonwealth Bank of Australia, VR, 1.809%, 3/10/22 (1)	1,000	1,000
Commonwealth Bank of Australia, VR, 1.93%, 9/6/21 (1)	1,000	1,007
Credit Agricole London, VR, 2.079%, 6/10/20 (1)	1,000	1,007
Danske Bank, VR, 1.574%, 3/2/20 (1)	2,000	2,002
Deutsche Bank London, 6.00%, 9/1/17	1,000	1,010
Deutsche Bank London, VR, 3.095%, 5/10/19	500	509
Discover Bank, 2.00%, 2/21/18	1,000	1,001
Discover Financial Services, 6.45%, 6/12/17	1,000	1,001
DNB Nor Bank, VR, 2.134%, 6/2/21 (1)	1,000	1,015
Goldman Sachs, VR, 1.883%, 12/27/20	1,000	998
Goldman Sachs, VR, 1.92%, 12/13/19	1,000	1,005

Goldman Sachs, VR, 2.196%, 4/25/19	710	718
Goldman Sachs, VR, 2.516%, 4/23/21	1,000	1,020
HSBC Holdings, VR, 2.849%, 5/25/21	1,500	1,551
HSBC Holdings, VR, 3.346%, 3/8/21	500	526
HSBC USA, VR, 1.949%, 8/7/18	1,000	1,005
Huntington National Bank, 1.70%, 2/26/18	1,500	1,501
Huntington National Bank, VR, 1.619%, 3/10/20	2,000	2,006
ING Groep, VR, 2.302%, 3/29/22	985	997
Intesa Sanpaolo, 3.875%, 1/16/18	4,100	4,142
JPMorgan Chase, VR, 1.746%, 9/23/19	1,000	1,006
JPMorgan Chase, VR, 2.202%, 6/7/21	1,000	1,013
Key Bank, 1.65%, 2/1/18	1,000	1,001
Manufacturers and Traders Trust, VR, 1.791%, 5/18/22	1,000	999
Mitsubishi UFJ Financial Group, VR, 2.092%, 2/22/22	595	598
Morgan Stanley, VR, 1.982%, 2/14/20	1,000	1,002
Morgan Stanley, VR, 2.336%, 1/20/22	2,000	2,019
National Australia Bank, VR, 1.682%, 5/22/20 (1)	2,000	2,002
Nationwide Building Society, 2.35%, 1/21/20 (1)	800	802
Nordea Bank, VR, 1.672%, 5/29/20 (1)	1,000	1,001
Nordea Bank, VR, 2.19%, 5/27/21 (1)	500	506
Rabobank Nederland, VR, 1.69%, 8/9/19	1,000	1,005
Rabobank Nederland, VR, 1.985%, 1/10/22	1,000	1,010
Royal Bank of Canada, VR, 1.48%, 3/2/20	1,000	1,001
Royal Bank of Canada, VR, 1.90%, 2/1/22	2,000	2,019
Royal Bank of Scotland, 6.40%, 10/21/19	1,000	1,089
Santander Holdings, 3.45%, 8/27/18	1,388	1,407
Societe Generale, 2.625%, 10/1/18	1,000	1,009
Standard Chartered, 2.10%, 8/19/19 (1)	340	338
Standard Chartered, 2.40%, 9/8/19 (1)	1,500	1,498
Sumitomo Mitsui Banking, VR, 1.828%, 10/19/18	1,000	1,004

Sumitomo Mitsui Trust Bank, VR, 1.61%, 3/6/19 (1)	1,000	1,001
SunTrust Bank, VR, 1.70%, 1/31/20	1,000	1,006
Swedbank, VR, 1.821%, 3/14/22 (1)	2,000	2,005
Toronto-Dominion Bank, VR, 2.055%, 7/13/21	1,000	1,017
U.S. Bancorp, VR, 1.793%, 1/24/22	1,000	1,002
Wells Fargo, VR, 1.852%, 1/30/20	1,000	1,005
Wells Fargo, VR, 2.112%, 2/11/22	1,000	1,004
Wells Fargo Bank, VR, 1.75%, 12/6/19	1,000	1,008
Westpac Banking, VR, 1.53%, 3/6/20	1,000	1,001
Westpac Banking, VR, 2.028%, 8/19/21	1,000	1,008
		92,106
Building Products 0.1%		
Martin Marietta Material, VR, 1.822%, 5/22/20	315	316
		316
Building & Real Estate 0.2%		
D.R. Horton, 3.75%, 3/1/19	630	645
		645
Cable Operators 0.4%		
Time Warner Cable, 6.75%, 7/1/18	1,500	1,576
		1,576
Computer Service & Software 1.6%		
Apple, VR, 1.532%, 5/11/22	2,000	1,998
Apple, VR, 1.68%, 2/9/22	1,000	1,009
Hewlett Packard Enterprise, STEP, 2.85%, 10/5/18	1,000	1,014
Hewlett Packard Enterprise, VR, 3.08%, 10/5/18	1,700	1,735
		5,756

Drugs 1.5%		
Abbott Laboratories, 2.35%, 11/22/19	1,650	1,660
Amgen, VR, 1.632%, 5/11/20	1,000	1,002
Cardinal Health, 1.95%, 6/15/18	530	532
Teva Pharmaceutical Finance III, 1.40%, 7/20/18	2,000	1,990
		5,184
Energy 2.1%		
Columbia Pipeline Group, 2.45%, 6/1/18	1,000	1,004
DCP Midstream Operating, 2.50%, 12/1/17	1,000	1,000
Great Plains Energy, 2.50%, 3/9/20	455	460
Kinder Morgan, 2.00%, 12/1/17	890	891
Marathon Oil, 6.00%, 10/1/17	3,200	3,243
Zhejiang Provincial Energy, 2.30%, 9/30/17	1,000	1,000
		7,598
Financial 2.2%		
Air Lease, 2.125%, 1/15/20	1,290	1,287
American Express, VR, 1.523%, 3/3/20	1,000	1,001
American International Group, 2.30%, 7/16/19	1,000	1,006
Experian Finance, 2.375%, 6/15/17 (1)	2,000	2,001
General Motors Financial, VR, 2.085%, 4/13/20	1,000	1,002
General Motors Financial, VR, 2.63%, 5/9/19	500	507
International Lease Finance, 3.875%, 4/15/18	1,000	1,016
		7,820
Food/Tobacco 0.5%		
Philip Morris International, VR, 1.592%, 2/21/20	265	267
Tyson Foods, VR, 1.76%, 6/2/20	1,600	1,601
		1,868

Gas & Gas Transmission 1.5%		
Buckeye Partners, 6.05%, 1/15/18	1,000	1,025
Enterprise Products Operations, 1.65%, 5/7/18	454	454
Kinder Morgan Finance, 6.00%, 1/15/18 (1)	1,500	1,538
ONEOK Partners, 2.00%, 10/1/17	1,700	1,701
Panhandle Eastern Pipeline, 6.20%, 11/1/17	500	508
		5,226
Healthcare 1.2%		
Actavis Funding, VR, 2.20%, 3/12/18	1,000	1,005
Baxalta, 2.00%, 6/22/18	390	391
Becton Dickinson, VR, 2.253%, 6/6/22	430	431
Catholic Health Initiatives, 2.60%, 8/1/18	1,000	1,007
Medco Health Solutions, 7.125%, 3/15/18	1,375	1,432
		4,266
Information Technology 2.8%		
Arrow Electronics, 3.00%, 3/1/18	1,500	1,513
Baidu, 2.25%, 11/28/17	1,000	1,003
Broadcom, 2.375%, 1/15/20 (1)	1,500	1,502
Intel, VR, 1.532%, 5/11/22	1,000	1,002
Qualcomm, VR, 1.609%, 5/20/20	2,000	2,005
Seagate Technology, 3.75%, 11/15/18	2,000	2,050
Xerox, 5.625%, 12/15/19	1,000	1,073
		10,148
Insurance 1.8%		
CNA Financial, 6.95%, 1/15/18	1,000	1,030
Marsh & McLennan Companies, 2.55%, 10/15/18	1,102	1,113
New York Life Global Funding, VR, 1.428%, 4/9/20 (1)	1,000	1,000
New York Life Global Funding, VR, 1.543%, 10/24/19 (1)	2,000	2,002

Willis North America, 7.00%, 9/29/19	1,102	1,215
		6,360
Investment Dealers 0.3%		
Raymond James Financial, 8.60%, 8/15/19	942	1,064
		1,064
Manufacturing 0.7%		
Roper Industries, 2.05%, 10/1/18	518	519
Siemens Financieringsmaatschappij, VR, 1.477%, 3/16/20 (1)	2,000	2,005
		2,524
Metals & Mining 0.1%		
Vale Overseas, 5.625%, 9/15/19	500	530
		530
Petroleum 0.9%		
BP Capital Markets, VR, 2.007%, 9/16/21	1,000	1,014
Chevron, VR, 1.573%, 3/3/22	1,000	1,004
Phillips 66, VR, 1.784%, 4/15/19 (1)	335	335
Shell International Finance, 1.625%, 11/10/18	1,000	1,000
		3,353
Printing & Publishing 0.3%		
Moody's, VR, 1.414%, 9/4/18	1,000	1,002
		1,002
Publishing 0.3%		
Thomson Reuters, 6.50%, 7/15/18	1,000	1,051
		1,051
Real Estate Investment Trust Securities 1.6%		
DDR, 4.75%, 4/15/18	2,000	2,038

Kilroy Realty, 4.80%, 7/15/18	360	369
Kimco Realty, 6.875%, 10/1/19	1,000	1,107
VEREIT Operating Partner, 3.00%, 2/6/19	1,000	1,012
WEA Finance, 1.75%, 9/15/17 (1)	1,160	1,160
		5,686
Retail 0.4%		
Marks & Spencer, 6.25%, 12/1/17, Acquisition Date: 7/26/16 Cost $534 (1)(2)	500	509
QVC, 3.125%, 4/1/19	880	891
		1,400
Supermarkets 0.3%		
Delhaize Group, 6.50%, 6/15/17	1,000	1,002
		1,002
Telephones 0.1%		
Verizon Communications, VR, 2.137%, 3/16/22	1,000	1,012
		1,012
Transportation 0.5%		
HPHT Finance 15, 2.25%, 3/17/18 (1)	500	500
Penske Truck Leasing, 3.375%, 3/15/18 (1)	1,115	1,130
		1,630
Transportation Services 0.1%		
ERAC USA Finance, 2.80%, 11/1/18 (1)	400	404
		404
Utilities 2.2%		
Dominion Resources, 1.875%, 12/15/18 (1)	1,000	998
Dominion Resources, 6.40%, 6/15/18	480	503
Dominion Resources, STEP, 2.579%, 7/1/20	250	252

Exelon Generation, 2.95%, 1/15/20	480	488
FirstEnergy, 2.75%, 3/15/18	1,000	1,004
Georgia Power, 2.00%, 3/30/20	1,000	999
Spectra Energy Capital, 6.20%, 4/15/18	1,532	1,589
Teco Finance, VR, 1.755%, 4/10/18	1,300	1,300
Transcontinental Gas Pipe Line, 6.05%, 6/15/18	860	896
		8,029
Wireless Communications 0.1%		
SBA Tower Trust, 3.598%, 4/15/18 (1)	200	200
		200
Total Corporate Bonds (Cost $191,576)		192,247
ASSET-BACKED SECURITIES 20.6%		
Auto Backed 13.3%		
Ally Auto Receivables Trust Series 2014-1, Class C 2.04%, 12/15/19	235	236
Ally Auto Receivables Trust Series 2014-1, Class D 2.48%, 2/15/21	335	336
Ally Auto Receivables Trust Series 2015-2, Class C 2.41%, 1/15/21 (1)	670	675
Ally Auto Receivables Trust Series 2015-2, Class D 3.01%, 3/15/22 (1)	335	339
Ally Auto Receivables Trust Series 2016-1, Class C 2.29%, 6/15/21	670	674
Ally Auto Receivables Trust Series 2016-1, Class D 2.84%, 9/15/22	335	338

AmeriCredit Automobile Receivables Trust Series 2013-5, Class C 2.29%, 11/8/19	1,600	1,604
AmeriCredit Automobile Receivables Trust Series 2014-1, Class E 3.58%, 8/9/21	2,000	2,035
AmeriCredit Automobile Receivables Trust Series 2014-4, Class D 3.07%, 11/9/20	1,500	1,520
AmeriCredit Automobile Receivables Trust Series 2015-2, Class D 3.00%, 6/8/21	1,000	1,012
AmeriCredit Automobile Receivables Trust Series 2016-2, Class A2A 1.42%, 10/8/19	483	483
ARI Fleet Lease Trust Series 2015-A, Class A2 1.11%, 11/15/18 (1)	223	223
ARI Fleet Lease Trust Series 2017-A, Class A2 1.91%, 4/15/26 (1)	475	475
Avis Budget Rental Car Funding Series 2012-3A, Class A 2.10%, 3/20/19 (1)	1,000	1,002
Avis Budget Rental Car Funding Series 2013-1A, Class B 2.62%, 9/20/19 (1)	2,000	2,007
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (1)	1,000	1,004
BMW Vehicle Lease Trust Series 2016-2, Class A3 1.43%, 9/20/19	415	414
California Rep Auto Receivables Trust Series 2015-1, Class B 2.51%, 2/16/21	1,000	1,006
Capital Auto Receivables Asset Trust Series 2013-3, Class E 4.55%, 3/21/22 (1)	555	564

Capital Auto Receivables Asset Trust Series 2013-4, Class E 3.83%, 7/20/22 (1)	590	596
Capital Auto Receivables Asset Trust Series 2014-1, Class C 2.84%, 4/22/19	1,000	1,005
Capital Auto Receivables Asset Trust Series 2015-3, Class A3 1.94%, 1/21/20	1,000	1,003
Capital Auto Receivables Asset Trust Series 2016-2, Class A3 1.46%, 6/22/20	1,000	998
Capital Auto Receivables Asset Trust Series 2016-3, Class A3 1.54%, 8/20/20	375	375
CarMax Auto Owner Trust Series 2014-2, Class D 2.58%, 11/16/20	1,275	1,279
CarMax Auto Owner Trust Series 2015-3, Class D 3.27%, 3/15/22	1,000	1,011
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class D 3.44%, 8/16/21 (1)	1,250	1,263
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A3 1.64%, 7/15/21 (1)	625	624
Enterprise Fleet Financing Series 2016-2, Class A2 1.74%, 2/22/22 (1)	766	766
Enterprise Fleet Financing Series 2016-2, Class A3 2.04%, 2/22/22 (1)	1,000	997
Enterprise Fleet Financing Series 2017-1, Class A2 2.13%, 7/20/22 (1)	1,185	1,189
GM Financial Auto Lease Series 2015-1, Class D 3.01%, 3/20/20	1,000	1,006

GM Financial Auto Lease Series 2016-3, Class A3 1.61%, 12/20/19	480	480
GMF Floorplan Owner Revolving Trust Series 2015-1, Class B 1.97%, 5/15/20 (1)	685	684
GMF Floorplan Owner Revolving Trust Series 2015-1, Class C 2.22%, 5/15/20 (1)	2,000	2,002
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21 (1)	650	652
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A2A 1.24%, 11/15/18 (1)	354	354
Hyundai Auto Lease Securitization Trust Series 2016-C, Class A3 1.49%, 2/18/20 (1)	340	339
Hyundai Auto Lease Securitization Trust Series 2017-B, Class A2B, VR 1.324%, 12/16/19 (1)	1,000	1,000
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A4 1.52%, 6/15/22	390	389
Mercedes-Benz Master Owner Trust Series 2017-AA, Class A, VR 1.299%, 5/16/21 (1)	770	770
Nissan Auto Lease Trust Series 2016-B, Class A3 1.50%, 7/15/19	2,000	1,999
Nissan Auto Receivables Owner Trust Series 2014-A, Class A3 0.72%, 8/15/18	19	19
Nissan Master Owner Trust Receivables Series 2016-A, Class A2 1.54%, 6/15/21	875	871
Santander Drive Auto Receivables Trust Series 2013-5, Class E 3.73%, 3/15/21 (1)	1,175	1,195

Santander Drive Auto Receivables Trust Series 2013-A, Class D 3.78%, 10/15/19 (1)	500	507
Santander Drive Auto Receivables Trust Series 2015-5, Class C 2.74%, 12/15/21	1,500	1,509
Santander Drive Auto Receivables Trust Series 2015-5, Class D 3.65%, 12/15/21	1,000	1,025
Santander Drive Auto Receivables Trust Series 2016-1, Class B 2.47%, 12/15/20	1,890	1,902
Santander Drive Auto Receivables Trust Series 2017-1, Class B 2.10%, 6/15/21	180	180
Smart Trust Australia Series 2015-1US, Class A3A 1.50%, 9/14/18	223	223
Smart Trust Australia Series 2016-2US, Class A3A 1.71%, 3/15/21	750	741
SunTrust Auto Receivables Trust Series 2015-1A, Class A3 1.42%, 9/16/19 (1)	1,307	1,307
USAA Auto Owner Trust Series 2015-1, Class B 1.96%, 11/15/22	1,000	999
Wheels SPV Series 2016-1A, Class A2 1.59%, 5/20/25 (1)	200	200
		47,406
Credit Card Backed 1.3%		
Synchrony Credit Card Master Note Trust Series 2014-1, Class A 1.61%, 11/15/20	1,000	1,001
Synchrony Credit Card Master Note Trust Series 2014-1, Class C 1.91%, 11/15/20	100	100

Synchrony Credit Card Master Note Trust Series 2015-2, Class A 1.60%, 4/15/21	2,000	2,002
Synchrony Credit Card Master Note Trust Series 2015-3, Class B 1.94%, 9/15/21	1,500	1,501
		4,604
Equipment Lease Heavy Duty 1.4%		
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (1)	77	77
CCG Receivables Trust Series 2015-1, Class B 2.60%, 1/17/23 (1)	2,000	2,006
CNH Equipment Trust Series 2014-A, Class A3 0.84%, 5/15/19	8	8
CNH Equipment Trust Series 2016-C, Class A3 1.44%, 12/15/21	495	492
Kubota Credit Owner Trust Series 2016-1A, Class A2 1.25%, 4/15/19 (1)	889	888
MMAF Equipment Finance Series 2015-AA, Class A3 1.39%, 10/16/19 (1)	472	472
MMAF Equipment Finance Series 2016-AA, Class A2 1.39%, 12/17/18 (1)	762	762
Volvo Financial Equipment Series 2017-1A, Class A3 1.92%, 3/15/21 (1)	270	271
		4,976
Equipment Lease Small 0.6%		
Ascentium Equipment Receivables Series 2016-2A, Class A2 1.46%, 4/10/19 (1)	225	225

Ascentium Equipment Receivables Series 2016-2A, Class A3 1.65%, 5/10/22 (1)	1,000	994
Ascentium Equipment Receivables Series 2017-1A, Class A2 1.87%, 7/10/19 (1)	405	405
GreatAmerica Leasing Receivables Series 2017-1, Class A2 1.72%, 4/22/19 (1)	570	570
		2,194
Other Asset-Backed Securities 3.3%		
ALM Loan Funding Series 2014-14A, Class A1R, CLO, VR 2.322%, 7/28/26 (1)	2,000	2,000
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (1)	992	999
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (1)	207	205
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	1,035	1,043
Hilton Grand Vacation Trust Series 2017-AA, Class A 2.66%, 12/26/28 (1)	299	300
Madison Park Funding Series 2014-14A, Class A2R, CLO, VR 2.276%, 7/20/26 (1)	2,000	2,003
Marriott Vacation Club Owner Trust Series 2015-1A, Class A 2.52%, 12/20/32 (1)	1,000	997
OZLM Series 2014-8A, Class A1AR, CLO, VR 2.00%, 10/17/26 (1)	1,580	1,580
Sierra Receivables Funding Series 2014-1A, Class A 2.07%, 3/20/30 (1)	212	212

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 9.1%

Commercial Mortgage-Backed Securities 6.6%

Citigroup Commercial Mortgage Trust Series 2014-GC19, Class A1 1.199%, 3/10/47	99	99
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A1 1.485%, 10/10/47	98	98
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A1 1.353%, 2/10/48	394	392
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A1 1.45%, 4/10/48	403	402
Citigroup Commercial Mortgage Trust Series 2015-P1, Class A1 1.648%, 9/15/48	735	735
Commercial Mortgage PTC Series 2014-CR15, Class A1 1.218%, 2/10/47	193	193
Commercial Mortgage PTC Series 2014-CR20, Class A1 1.324%, 11/10/47	132	132
Commercial Mortgage PTC Series 2014-CR21, Class A1 1.494%, 12/10/47	133	133
Commercial Mortgage PTC Series 2014-LC15, Class A1 1.259%, 4/10/47	881	879
Commercial Mortgage PTC Series 2014-LC17, Class A1 1.381%, 10/10/47	157	157
Commercial Mortgage PTC Series 2014-UBS2, Class A1 1.298%, 3/10/47	504	503
Commercial Mortgage PTC Series 2014-UBS4, Class A1 1.309%, 8/10/47	206	206

Commercial Mortgage PTC Series 2014-UBS6, Class A1 1.445%, 12/10/47	160	160
Commercial Mortgage PTC Series 2015-CR22, Class A1 1.569%, 3/10/48	264	264
Commercial Mortgage PTC Series 2015-CR24, Class A1 1.652%, 8/10/48	1,234	1,233
Commercial Mortgage PTC Series 2015-PC1, Class A1 1.667%, 7/10/50	1,313	1,314
CSAIL Commercial Mortgage Trust Series 2015-C1, Class A1 1.684%, 4/15/50	294	293
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A1 1.454%, 6/15/57	974	970
CSAIL Commercial Mortgage Trust Series 2016-C6, Class A1 1.493%, 1/15/49	435	432
Goldman Sachs Mortgage Securities II Series 2013-GC13, Class A1 1.206%, 7/10/46	15	15
Goldman Sachs Mortgage Securities II Series 2014-GC26, Class A1 1.434%, 11/10/47	593	591
Goldman Sachs Mortgage Securities Trust Series 2014-GC24, Class A1 1.509%, 9/10/47	214	214
Goldman Sachs Mortgage Securities Trust Series 2015-GC28, Class A1 1.528%, 2/10/48	716	714
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C19, Class A1 1.266%, 4/15/47	111	111
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C23, Class A1 1.65%, 9/15/47	91	91

JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C24, Class A1 1.539%, 11/15/47	101	101
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C25, Class A1 1.521%, 11/15/47	321	320
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C26, Class A1 1.596%, 1/15/48	429	428
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2015-C27, Class A1 1.414%, 2/15/48	596	594
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2015-C28, Class A1 1.445%, 10/15/48	1,277	1,273
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2015-C29, Class A1 1.626%, 5/15/48	358	358
JPMorgan Chase Commercial Mortgage Securities Series 2013-C13, Class A1 1.303%, 1/15/46	2	2
JPMorgan Chase Commercial Mortgage Securities Series 2016-JP3, Class A1 1.462%, 8/15/49	529	524
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A1 1.25%, 2/15/47	132	131
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class A1 1.313%, 4/15/47	205	205
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A1 1.551%, 8/15/47	1,045	1,044
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1 1.686%, 10/15/47	120	120
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class A1 1.573%, 12/15/47	316	315

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30, Class A1 1.389%, 9/15/49	426	421
Morgan Stanley Capital I Series 2015-MS1, Class A1 1.638%, 5/15/48	1,216	1,215
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class A1 1.437%, 12/15/47	322	321
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class A1 1.454%, 2/15/48	301	300
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A1 1.73%, 2/15/48	826	827
Wells Fargo Commercial Mortgage Trust Series 2015-C28, Class A1 1.531%, 5/15/48	395	394
Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A1 1.652%, 9/15/58	777	776
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class A1 1.471%, 4/15/50	808	806
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A1 1.342%, 5/15/48	434	433
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class A1 1.441%, 10/15/49	693	689
WF-RBS Commercial Mortgage Trust Series 2014-C19, Class A1 1.233%, 3/15/47	822	819
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class A1 1.283%, 5/15/47	291	290
WF-RBS Commercial Mortgage Trust Series 2014-C22, Class A1 1.479%, 9/15/57	124	124

WF-RBS Commercial Mortgage Trust Series 2014-C23, Class A1 1.663%, 10/15/57	164	164
WF-RBS Commercial Mortgage Trust Series 2014-C24, Class A1 1.39%, 11/15/47	74	74
WF-RBS Commercial Mortgage Trust Series 2014-LC14, Class A1 1.193%, 3/15/47	157	157
		23,556
Home Equity Loans Backed 0.3%		
Nationstar Home Equity Loan Trust Series 2016-1A, Class A 2.981%, 2/25/26 (1)	332	332
Nationstar Home Equity Loan Trust Series 2016-2A, Class A 2.239%, 6/25/26 (1)	397	400
Nationstar Home Equity Loan Trust Series 2016-3A, Class A 2.013%, 8/25/26 (1)	138	139
		871
Whole Loans Backed 2.2%		
Colt Funding Series 2017-1, Class A1, CMO, ARM 2.614%, 5/27/47 (1)	497	500
Colt Funding Series 2017-1, Class A3, CMO, ARM 3.074%, 5/27/47 (1)	132	132
Connecticut Avenue Securities Series 2016-C03, Class 1M1, CMO, ARM 3.024%, 10/25/28	140	143
Connecticut Avenue securities Series 2016-C04, Class 1M1, CMO, ARM 2.474%, 1/25/29	138	140
Connecticut Avenue Securities Series 2016-C07, Class 2M1, CMO, ARM 2.324%, 4/25/29	394	396

Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/25/56 (1)	391	393
		7,901
Total Non-U.S. Government Mortgage-Backed Securities (Cost $32,355)		32,328

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.5% (3)

U.S. Government Agency Obligations 0.5%

Federal Home Loan Mortgage, CMO, ARM, 1.339%, 2/15/45	698	693
Federal National Mortgage Assn., 4.50%, 1/1/27	413	423
Federal National Mortgage Assn., CMO, ARM, 1.424%, 1/25/45	611	610
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $1,744)		1,726

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 9.7%

U.S. Treasury Obligations 9.7%

U.S. Treasury Bills, 1.144%, 5/24/18	10,000	9,887
U.S. Treasury Notes, 1.875%, 9/30/17 (10)	6,000	6,020
U.S. Treasury Notes, 1.875%, 10/31/17	18,500	18,571
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $34,478)		34,478

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.4%

Foreign Government & Municipalities (Excluding Canadian) 0.4%

Korea Development Bank, FRN, 1.65%, 2/27/20	500	500
Petroleos Mexicanos, 3.50%, 7/18/18	1,000	1,014
Total Foreign Government Obligations & Municipalities (Cost $1,512)		1,514

MONEY MARKET FUNDS 0.0%

Money Market Funds 0.0%

T. Rowe Price Government Reserve Fund, 0.83% (6)(7)	1	1
Total Money Market Funds		1
Total Short-Term Investments (Cost $21,176)		21,176
Total Investments in Securities 100.2% of Net Assets (Cost $356,112)		**$ 356,687**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $89,313 and represents 25.1% of net assets.

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $509 and represents 0.1% of net assets.

(3) Issuer operates under a federal conservatorship, however, its securities are neither issued nor guaranteed by the U.S. government.

(4) Non-income producing

(5) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $20,174 and represents 5.6% of net assets.

(6) Seven-day yield

(7) Affiliated Company

(8) Par/Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

(9) Yankee certificates of deposit are issued by U.S. branches of foreign banks.

(10) At May 31, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

ARM Adjustable Rate Mortgage

CLO Collateralized Loan Obligation

CMO Collateralized Mortgage Obligation

FRN Floating-Rate Note

PTC Pass-Through Certificate

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $356,112)	$	356,687
Interest receivable		1,333
Receivable for securities sold		1,008
Receivable for shares sold		929
Due from affiliates		43
Cash		10
Other assets		46
Total assets		360,056
Liabilities		
Payable for investment securities purchased		2,030
Payable for shares redeemed		749
Investment management fees payable		90
Due to affiliates		14
Variation margin payable on futures contracts		6
Other liabilities		1,237
Total liabilities		4,126
NET ASSETS	$	355,930
Net Assets Consist of:		
Overdistributed net investment income	$	(234)
Accumulated undistributed net realized loss		(234)
Net unrealized gain		486
Paid-in capital applicable to 70,945,483 shares of $0.01 par value capital stock outstanding; 3,000,000,000 shares of the Corporation authorized		355,912
NET ASSETS	$	355,930
NET ASSET VALUE PER SHARE	$	5.02

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 5/31/17
Investment Income (Loss)	
Income	
Interest	$ 5,071
Other	8
Total income	5,079
Expenses	
Investment management	980
Shareholder servicing	159
Prospectus and shareholder reports	19
Custody and accounting	178
Registration	70
Legal and audit	5
Directors	1
Miscellaneous	16
Waived / paid by Price Associates	(375)
Total expenses	1,053
Net investment income	4,026
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	161
Futures	(84)
Written options	(6)
Net realized gain	71
Change in net unrealized gain / loss	
Securities	750
Futures	101
Change in net unrealized gain / loss	851
Net realized and unrealized gain / loss	922
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 4,948**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Short-Term Bond Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Ultra Short-Term Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of May 31, 2017, securities valued at $159,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 8% and 15% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 8% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2017, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segments which are the subordinate or “equity” tranches bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $308,767,000 and $216,115,000, respectively, for the year ended May 31, 2017. Purchases and sales of U.S. government securities aggregated $49,096,000 and $78,092,000, respectively, for the year ended May 31, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2017 and May 31, 2016, totaled $4,136,000 and $3,662,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2017, the tax-basis cost of investment and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended May 31, 2017, the fund utilized $179,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.01% of the fund’s average daily net assets; prior to November 1, 2016, the individual fund fee had been 0.08%. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2017, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through September 30, 2017. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.35%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $375,000 of expenses were waived/paid by Price Associates during the year ended May 31, 2017. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $1,365,000 remain subject to repayment by the fund at May 31, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2017, expenses incurred pursuant to these service agreements were $81,000 for Price Associates; $92,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of May 31, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 19,780,902 shares of the fund, representing 28% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Short-Term Bond Fund, Inc. and
Shareholders of T. Rowe Price Ultra Short-Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Ultra Short-Term Bond Fund (one of the portfolios comprising T. Rowe Price Short-Term Bond Fund, Inc., hereafter referred to as the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers
LLP Baltimore, Maryland
July 19, 2017

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, and three-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation on the fund’s total expense ratio agreed to by the Advisor). The Board noted that the fund’s individual fund fee rate was reduced from 0.08% to 0.01%, effective November 1, 2016. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the fund to a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and non-management expenses of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the third quintile (Expense Group) and fourth quintile (Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Expense Group) and third quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank North
1983	America (2004 to present); Director, Vornado Real Estate Investment
[189]	Trust (2004 to 2012); Director, Under Armour (2008 to present);
Director, Brixmor Real Estate Investment Trust (2012 to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[189]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[189]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[189]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[189]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[189]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[189]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[189]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company
2015
[57]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Ultra Short-Term Bond Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jason T. Collins (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael P. Daley (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Levent Demirekler (1974)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Steven M. Kohlenstein (1987)	Vice President, T. Rowe Price
Vice President

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Director and Vice President, T. Rowe Price Trust
President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael F. Reinartz (1973)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Vice President, T. Rowe Price
Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John D. Wells (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,765,000 and $2,409,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Short-Term Bond Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	July 18, 2017